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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 11, 1999

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                                TECH SQUARED INC.
             (Exact Name of Registrant as specified in its Charter)

                MINNESOTA                             41-1591872
    (State or Other Jurisdiction of       (IRS Employer Identification No.)
     Incorporation or Organization)

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                              5198 West 76th Street
                             Edina, Minnesota 55439
                    (Address of Principal Executive Offices)

                                     0-25602
                            (Commission File Number)

       Registrant's Telephone Number, including area code: (612) 832-5622

      Total number of sequentially numbered pages in this filing, including exhibits thereto: 66

                   The Exhibit Index is located on page II-1.

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                              Charles E. Reese Jr.
                              5198 West 76th Street
                             Edina, Minnesota 55439

                     (Name and Address of Agent for Service)

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                                   Copies to:

                             Michael W. Schley, Esq.
                     Larkin, Hoffman, Daly & Lindgren, Ltd.
                          1500 Norwest Financial Center
                            7900 Xerxes Avenue South
                          Bloomington, Minnesota 55431
                                 (612) 835-3800

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


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On July 11, 1999, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. Such press release announced that the Registrant had entered into an agreement related to the sale of substantially all of its assets, after certain anticipated dispositions, to Digital River, Inc., a Delaware corporation ("Digital River").

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Exhibit
-----------     -------

  10.1 Acquisition Agreement between the Registrant and Digital River, Inc. dated July 11, 1999.

  10.2          Voting Agreement between Digital River and Charles E. Reese Jr.
                dated July 11, 1999.

  10.3 Voting Agreement between Digital River and Joel A. Ronning dated July 11, 1999.

  10.4 Amended and Restated (Second) Stock Option Agreement and Notice and Acceptance of Exercise dated July 11, 1999, between Joel A. Ronning and MacUSA, Inc. (a wholly-owned subsidiary of the Registrant).

  99.1          Press Release of the Registrant dated July 11, 1999.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECH SQUARED INC.
                                       (Registrant)


Date: July 11, 1999.                   By: /s/ Charles E. Reese
                                           -------------------------------------
                                           Charles E. Reese
                                           Its:  President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.     Exhibit
-----------     -------

  10.1 Acquisition Agreement between the Registrant and Digital River, Inc. dated July 11, 1999.

  10.2          Voting Agreement between Digital River and Charles E. Reese Jr.
                dated July 11, 1999.

  10.3 Voting Agreement between Digital River and Joel A. Ronning dated July 11, 1999.

  10.4 Amended and Restated (Second) Stock Option Agreement and Notice and Acceptance of Exercise dated July 11, 1999, between Joel A. Ronning and MacUSA, Inc. (a wholly-owned subsidiary of the Registrant).

  99.1          Press Release of the Registrant dated July 11, 1999.


                                      II-1